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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              January 25, 1996
                      --------------------------------
                      (Date of earliest event reported)


                                TEXTRON INC.
           -----------------------------------------------------
           (Exact name of Registrant as specified in its charter)


  DELAWARE                         1-5480                        05-0315468
--------------              ---------------------           --------------------
(State of                   (Commission File No.)            (IRS Employer
Incorporation)                                               Identification No.)


           40 Westminster Street, Providence, Rhode Island  02903
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (401) 421-2800
            ---------------------------------------------------
            (Registrant's telephone number, including area code)


                                     N/A
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

               On January 25, 1996, the Company issued a press release announcing consolidated results for the fourth quar-ter and fiscal year ended December 30, 1995. The press release stated that revenues for the quarter were $2.659 billion, as compared with $2.377 billion for the correspond-ing period in 1994, that net income for the quarter was $127 million, as compared with $112 million for the corresponding period in 1994, and that earnings per share were $1.45, as compared with $1.26 per share for the corresponding period in 1994. The press release further stated that revenues for fiscal year 1995 were $9.973 billion, as compared with fiscal 1994 revenues of $9.683 billion, that net income for fiscal year 1995 was $479 million, as compared with $433 million for fiscal 1994, and that earnings per share were $5.51, as compared with $4.80 per share for fiscal 1994.

               A statement of the Company's consolidated results for the fourth quarter and fiscal year ended December 30, 1995 and comparative results for the corresponding periods in 1994, a breakdown of such results by business segment and a business segment analysis, which were released concurrently with such press release, are filed herewith as Exhibit 1 and incorporated herein by reference.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.    Exhibit
     -----------    -------
         1          Textron Inc. Fourth Quarter and Year Reve-
                    nues and Income, Textron Inc. Revenues and
                    Income By Business Segment Fourth Quarter
                    and Year and Textron Segment Analysis, as
                    announced on January 25, 1996



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                                 SIGNATURES

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TEXTRON INC.
                                          (Registrant)


                                       By /s/ William P. Janovitz
                                          -----------------------
                                          William P. Janovitz
                                          Vice President Financial Reporting



     Dated:  February 1, 1996



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                              INDEX TO EXHIBITS


     Exhibit No.    Exhibit
     -----------    -------
         1          Textron Inc. Fourth Quarter and Year Reve-
                    nues and Income, Textron Inc. Revenues and
                    Income By Business Segment Fourth Quarter
                    and Year and Textron Segment Analysis, as
                    announced on January 25, 1996



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